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                                UAM Funds Trust

                     Funds for the Informed Investor (sm)

                     Pell Rudman Mid-Cap Growth Portfolio
                          Institutional Class Shares

                         Supplement dated May 22, 2001
           to the Prospectus dated September 1, 2000 as Supplemented
                               October 10, 2000

          The following three paragraphs should replace the first paragraph under the section titled "Investment Management - Investment Adviser."

          Pell Rudman Trust Company, N.A., a nationally chartered trust company located at 100 Federal Street, Boston, Massachusetts 02110, is the investment adviser to the fund. The adviser manages and supervises the investment of the fund's assets on a discretionary basis. The adviser, an affiliate of Old Mutual
(US) Holdings Inc. (formerly named United Asset Management Corporation), has provided comprehensive and integrated financial services to individuals and selected institutional clients since 1980. Old Mutual (US) Holdings Inc. is a subsidiary of Old Mutual plc., a financial services group based in the United Kingdom.

          Anglo-American fund group Amvescap Plc. announced the proposed acquisition of Pell Rudman & Co., Inc. from Old Mutual (US) Holdings Inc. for an initial $172 million and up to $28 million more over two years. The fund's adviser is a subsidiary of Pell Rudman & Co., Inc. The transaction is subject to regulatory approval and is expected to close in the third quarter of 2001. When the transaction is approved, the adviser will become an affiliate of Amvescap Plc.

          The closing of the transaction will result in an "assignment" of the fund's advisory agreement. Under the Investment Company Act of 1940, an assignment of an advisory agreement terminates the agreement. As a result, the Board of Trustees and shareholders of the fund will be asked to approve a new advisory agreement for the fund. Shareholders will be notified at a later date as to the date of a shareholder meeting to approve the proposed new advisory agreement. For the period from the closing of the transaction through the shorter of shareholder approval of the transaction or 150 days, the fund may operate under an interim advisory agreement that will be approved by the Board of Trustees. During this interim period, there will be no change in the operations of the fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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